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                                                                   EXHIBIT 10.17

                                                           Execution Counterpart


                                SECOND AMENDMENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT


            This Second Amendment to Amended and Restated Credit Agreement (this "Agreement") dated as of July 1, 2001 is entered into by and among Texas Petrochemicals LP, a Texas limited partnership (the "Company"), TPC Holding Corp., a Delaware corporation (the "Parent"), those Lenders that execute a counterpart of this Agreement and The Chase Manhattan Bank (the successor by merger to Chase Bank of Texas, National Association), individually as a Lender and the Swing Line Lender and as agent for the other Lenders (in such latter capacity together with any other Person who becomes the agent, the "Agent"), ABN AMRO North America, Inc. as agent for ABN AMRO Bank, N.V., and The Bank of Nova Scotia, each individually as a Lender and together as co-documentation agents for the other Lenders (in such capacity, together with any other Person who becomes a documentation agent, the "Documentation Agents").

            WHEREAS, the Company, the Parent, the Lenders, the Agent, the Swing Line Lender and the Documentation Agents are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 2000, as amended by a First Amendment to Amended and Restated Credit Agreement dated as of January 1, 2001 (the Amended and Restated Credit Agreement as so amended, the "Credit Agreement"; capitalized terms used herein, unless otherwise defined, are used as defined in the Credit Agreement); and

            WHEREAS, the Company has requested the Lenders to amend certain provisions of the Credit Agreement.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. Amendment to Section 1.01. The definition of "EBITDA" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

            " 'EBITDA' means, with respect to the Company and its Subsidiaries determined on a consolidated basis for the four fiscal quarters immediately preceding the most recent Financial Statement Delivery Date, without duplication, the result of net income less any non-cash income to the extent included in determining net income and without giving effect to any non-recurring items, extraordinary gains or losses from the sale of assets or write down in the value of assets owned by the Company and Subsidiaries for such period plus depreciation, amortization, Interest Expense, taxes, non-recurring losses incurred as a result of fire and flood damage (which in the case of such non-recurring losses shall not exceed $13,400,000 for the fiscal quarter ended June 30, 2001 and $10,400,000 for the fiscal quarter ended September 30, 2001), and other non-cash charges for such period to the extent deducted in determining net income.".

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            2. Amendment to Section 8.13(b). Clauses (i) and (j) of Section
8.13(b) of the Credit Agreement are hereby deleted and the following clauses
(i), (j) and (k) substituted therefor:

            "(i) for the period from July 1, 2002 to and including September 30, 2002, greater than 4.5 to 1.0, (j) for the period from October 1, 2002 to and including June 30, 2003, greater than 3.0 to 1.0 and (k) for the period from July 1, 2003 to and including June 30, 2004, greater than 3.0 to 1.0,".

            3. Ratification. (a) The Credit Agreement, the Notes and the other Loan Documents, as amended and affected by this Agreement, shall continue in full force and effect, and are hereby ratified and confirmed; and

            (b) Nothing in this Agreement releases any right, claim, lien, security interest or entitlement of the Agent or any Lender created by or contained in any of such documents nor is the Company or any other Person released from any covenant, warranty or obligation created by or contained therein.

            4. Representations and Warranties. The Company hereby represents and warrants to the Lenders that (a) the Credit Agreement as amended by this Agreement has been duly authorized, executed and delivered on behalf of the Company, (b) this Agreement constitutes a valid and legally binding agreement enforceable against the Company in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (c) after giving effect to this Agreement, the representations and warranties by the Company contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (unless any such representation or warranty expressly relates to an earlier date or is no longer true solely as a result of transactions not prohibited by the Credit Agreement, as amended by this Agreement, and the other Loan Documents) and (d) after giving effect to this Agreement, no Default exists under the Credit Agreement or any of the other Loan Documents.

            5. Reference to the Credit Agreement and Effect on the Notes and Other Loan Documents.

            (a) Upon the effectiveness of the amendments set forth in Sections 1 and 2, each reference in the Credit Agreement to "this Agreement", "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

            (b) Upon the effectiveness of the amendments set forth in Sections 1 and 2, each reference in the Notes and the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

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            6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

            7. Ratification by Other Parties. By its execution of this Agreement each of the Parent, the Limited Partner, Holding Co. and Texas Butylene Chemical Corporation hereby consents and agrees to the provisions of this Agreement, represents and warrants that the representations by it and its Subsidiaries contained in Article VI of the Credit Agreement, as amended hereby, are true and correct in all material respects as though made as of the date hereof (unless any such representation and warranty expressly relates to an earlier date or is no longer true solely as a result of transactions not prohibited by the Credit Agreement, as amended hereby, and the other Loan Documents), and ratifies and confirms the Loan Documents to which it is a party, as amended and affected hereby.

            8. Effectiveness of Agreement. This Agreement shall become effective upon (a) the execution hereof by the Company, the Parent, the Limited Partner, Holding Co., Texas Butylene Chemical Corporation and Lenders constituting the Majority Lenders under the Credit Agreement (whether or not all Lenders listed on the signature pages hereof execute this Agreement) and (b) the payment to the Administrative Agent for the account of each Lender executing this Agreement of an amendment fee equal to .075% of such Lender's Commitment..

            9. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA, AND ANY RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE LENDER OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

            10. Final Agreement of the Parties. THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ALL EXHIBITS AND SCHEDULES THERETO) CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN
SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     Company:

                                     TEXAS PETROCHEMICALS LP

                                     By:   TPC HOLDING CORP.,
                                           as General Partner


                                           By:
                                                 ------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


                                     Parent:

                                     TPC HOLDING CORP.


                                     By:
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                                     Name:
                                           ------------------------------------
                                     Title:
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